Business Combinations and Discontinued Operations	12 Months Ended
Dec. 31, 2013
Business Combinations and Discontinued Operations

Note C: Business Combinations and Discontinued Operations

Business Combinations. In 2013, the Corporation acquired three aggregates quarries in the greater Atlanta, Georgia area, providing over 800 million tons of aggregates reserves. Additionally, the Corporation acquired an aggregates site in Iowa. In 2011, the Corporation acquired aggregates quarry sites and downstream ready mixed concrete, asphalt and road paving businesses in the metropolitan Denver, Colorado region and San Antonio, Texas.

Divestitures and Permanent Closures. Divestitures and permanent closures of underperforming operations represent discontinued operations; and therefore, the results of their operations through the dates of disposal and any gain or loss on disposals are included in discontinued operations in the consolidated statements of earnings. The results of operations for divestitures do not include corporate overhead allocation during the periods the Corporation owned these operations.

Discontinued operations, which all related to the Aggregates business, consist of the following:

years ended December 31
(add 000)	2013	2012	2011
Net sales	$3,111	$5,819	$64,774

Pretax loss on operations	$(1,084)	$(1,619)	$(3,808)
Pretax (loss) gain on disposals	(82)	(354)	9,986
Pretax (loss) gain	(1,166)	(1,973)	6,178
Income tax (benefit) expense	(417)	(801)	2,191
Net (loss) earnings	$(749)	$(1,172)	$3,987

In 2011, the Corporation divested its River District operations, which was part of the Southeast Group.